UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011
NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)
1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)
(630) 305-9500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On May 25, 2011, solely to avoid the costs, risks and uncertainties inherent in litigation, Nicor Inc. (“Nicor”) and the other named defendants signed a memorandum of understanding with the plaintiffs to settle the previously disclosed consolidated shareholder class action lawsuits filed in the Circuit Court of Cook County, Illinois, County Department, Chancery Division and the previously disclosed shareholder class action lawsuit filed in the United States Federal District Court for the Northern District of Illinois, both of which are related to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 6, 2010, by and among AGL Resources Inc. (“AGL Resources”), Apollo Acquisition Corp., Ottawa Acquisition LLC and Nicor. This memorandum of understanding provides, among other things, that the parties will seek to enter into a stipulation of settlement which provides for the release of all asserted claims. The asserted claims will not be released until such stipulation of settlement is approved by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve such settlement even if the parties were to enter into such stipulation. Additionally, as part of the memorandum of understanding, Nicor and AGL Resources have agreed to make certain additional disclosures related to the proposed merger, which are set forth below. Finally, in connection with the proposed settlement, plaintiffs intend to seek, and the defendants have agreed to pay, an award of attorneys fees and expenses of $675,000, subject to court approval. This payment will not affect the amount of merger consideration to be paid in the merger or the timing of the special meeting of Nicor shareholders scheduled for June 14, 2011 in Chicago, Illinois or AGL Resources shareholders, scheduled for June 14, 2011 in Atlanta, Georgia.
The additional disclosures in this Current Report on Form 8-K supplement the disclosure contained in the definitive joint proxy statement/prospectus of AGL Resources and Nicor filed with the SEC and mailed to Nicor’s shareholders on or about May 10, 2011, and should be read in conjunction with the disclosures contained therein. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the joint proxy statement/prospectus, this Current Report of Form 8-K is more current. Nothing in this Current Report on Form 8-K, the memorandum of understanding or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosure set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the joint proxy statement/prospectus.
The following disclosures supplement and amend the discussion under the caption “Background of the Merger” beginning on page 52 of the joint proxy statement/prospectus:
1.	The paragraph beginning “On May 27, 2010...” on page 53 is amended and supplemented by adding the following:
“Fund B, which has no prior relationship with Nicor, periodically contacted Nicor to discuss the state of the energy industry, Fund B’s investment activities and Nicor’s long-range plans. Prior to the May 27th meeting, Fund B had not made a specific proposal with respect to a potential transaction to Nicor management.”
2.	The paragraph beginning “In August 2010...” on page 53 is amended and restated as follows:
“In August 2010, Nicor retained Latham & Watkins LLP (sometimes referred to as Latham) to act as its legal counsel regarding a potential transaction and Nicor’s exploration of its strategic alternatives. In light of their familiarity with Nicor and expertise in Nicor’s industry and mergers and acquisitions transactions generally, Nicor also engaged J.P. Morgan to serve as Nicor’s financial advisor in connection with the consideration of strategic alternatives. Nicor retained J.P. Morgan pursuant to an engagement letter dated as of October 1, 2010 and effective as of June 22, 2010. Mr. Rau, Ms. Nelson and Mr. Olivera concluded that the independent directors could rely on Nicor’s financial advisor. However, in light of the inquiries from Fund A and Fund B, and the uncertainty regarding whether either would offer employment or investment opportunities to members of senior management, including Mr. Strobel, the independent directors determined it would be in the best interests of Nicor and its shareholders if such independent directors, other than Mr. Bobins, were advised by a law firm that had no current relationships with Nicor. Accordingly, Nicor’s independent directors, other than Mr. Bobins, retained Sidley Austin LLP (sometimes referred to as Sidley) to act as legal counsel to the independent directors. The former affiliation of two directors with Sidley Austin LLP was not a factor in this decision.”
3.	The paragraph beginning “On September 23, 2010...” on page 54 is amended and supplemented by adding the following as a new fourth sentence:
“The Nicor Board, after receiving advice from J.P. Morgan, determined to seek proposals from a subset of identified potential transaction partners based on a determination of which of those entities were most likely to be both interested in and able to conclude such a transaction.”
4.	The paragraph beginning “On November 12, 2010...” on page 58 is amended and supplemented by adding “, no details, however, regarding such a transaction were proposed or discussed” at the end of the penultimate sentence.

5.	The paragraph beginning “On November 18 and November 19, 2010...” on page 59 is amended and supplemented by adding the following immediately after the third sentence:
“With respect to the indication of interest from Company G, the Nicor Board considered the lack of specified terms (as compared to the proposals from Fund A, Fund B and AGL Resources), the size of Company G, Company G’s focus on the electric market and the advanced stage of the process with AGL Resources, Fund A and Fund B and determined that there was a low probability that Company G could effect a transaction creating more value for Nicor’s shareholders than AGL Resources.”
6.	The paragraph beginning “On December 4, 2010...” on page 61 is amended and supplemented by adding the following immediately after the fourth sentence:
“J.P. Morgan discussed with the Nicor Board the debt burden on the combined companies arising from the transaction, the desirability of an investment grade rating from the perspective of both the regulatory approval process and the value of the proposed stock consideration, and the likelihood that the combined entity would be able to maintain such rating.”
The disclosure under the caption “Opinion of Nicor’s Financial Advisor — Financial Analyses—Nicor — Selected Companies Analysis” beginning on page 82 of the joint proxy statement/prospectus is amended and supplemented by (1) deleting the last sentence of the first paragraph (including the list of selected companies) and (2) restating the third paragraph as follows:
As set forth in the following table, for each of the selected companies, J.P. Morgan calculated Firm Value divided by the estimated earnings before interest, taxes, depreciation and amortization, or EBITDA, for the calendar years ending December 31, 2010 and December 31, 2011, which is referred to as a Firm Value/EBITDA Multiple, as well as the stock price of common equity divided by the earnings per share, or EPS, for the same period, which is referred to as a Price/Earnings Multiple.

	P/2010E	P/2011E	FV/2010E	FV/2011E
Selected Company	EPS	EPS	EBITDA	EBITDA
AGL Resources	12.4x	11.8x	7.7x	7.5x
Atmos Energy Corporation	13.5x	13.3x	7.0x	6.7x
Piedmont Natural Gas	19.2x	18.7x	9.1x	8.2x
Southwest Gas Corporation	16.4x	15.9x	6.4x	6.3x
WGL Holdings, Inc.	16.2x	16.5x	8.1x	7.8x
New Jersey Resources	17.4x	16.2x	11.8x	11.4x
South Jersey Industries, Inc.	19.7x	17.2x	12.5x	11.2x
Northwest Natural Gas Company	17.9x	17.4x	9.3x	8.9x
The Laclede Group	14.6x	14.0x	8.5x	8.1x
The disclosure under the caption “Opinion of Nicor’s Financial Advisor — Financial Analyses—Nicor — Selected Precedent Transactions Analysis” beginning on page 85 of the joint proxy statement/prospectus is amended and supplemented by (1) deleting the phrase “the following” in the first sentence of the first paragraph, (2) replacing the colon at the end of the first paragraph with a period, (3) deleting the chart immediately following the first paragraph, and (4) restating the second paragraph as follows:
As set forth in the following table, for each of the selected transactions, J.P. Morgan calculated the Firm Value divided by the latest 12 months EBITDA, or LTM EBITDA, which are referred to as Firm Value/LTM EBITDA Multiples, and calculated the Price/Earnings Multiples for the latest 12 months, which are referred to as Price/LTM Earnings Multiples.

Firm
Date			Value/LTM	Price/LTM
Announced	Acquiror	Target	EBITDA	Earnings
October 2010 May 2010	Northeast Utilities	NSTAR Connecticut Energy Corporation, CTG Resources, Inc. and Berkshire Energy	8.0x	17.6x
	UIL Corp.	Resources	9.4x	20.1x

April 2010	PPL Corp.	E.ON U.S.	12.7x	21.2x
April 2009	Chesapeake Utilities Corporation	Florida Public Utilities Company	7.7x	32.8x

July 2008	Sempra Energy	Energy South, Inc.	17.2x	31.3x
July 2008	Babcock & Brown Infrastructure Fund North America	The Peoples Natural Gas Company and Hope Gas, Inc.	8.0x	19.9x
July 2008	MDU Resources Group, Inc.	Intermountain Gas Company	10.6x	21.9x
January 2008	Continental Energy Services, LLC	New Mexico Natural Gas Company	10.6x	25.5x
October 2007	Maquarie Infrastructure Partners	Puget Energy Inc.	10.4x	18.9x
June 2007	Iberdrola S.A.	Energy East Corp.	9.3x	17.5x
February 2007	Cap Rock Holding Corporation	Semco Energy, Inc.	10.1x	28.0x
August 2006	GE Energy Financial Services	Kinder Morgan, Inc.’s Retail Natural Gas Distribution	10.5x	14.7x
July 2006	Integrys Energy Group Inc.	Peoples Energy Corporation	15.5x	NM
July 2006	MDU Resources Group, Inc.	Cascade Natural Gas Corporation	9.3x	23.7x
July 2006	Macquarie Infrastructure Partners and The DUET Group	Duquesne Light Company	13.3x	20.8x
February 2006	National Grid PLC	Keyspan Corporation	9.2x	19.1x
January 2006	UGI Corporation	PG Energy Inc.	11.4x	14.3x
The disclosure under the caption “Opinion of Nicor’s Financial Advisor — Financial Analyses—Nicor — Discounted Cash Flow Analysis” beginning on page 86 of the joint proxy statement/prospectus is amended and supplemented by (1) inserting “, which totaled $770 million in cycle-average net debt” at the end of the penultimate sentence of the first paragraph and (2) inserting “(which discount rate resulted in part from an assumed additional $968 million in debt, corresponding increases in AGL Resources’ debt-to-equity ratio, and implied an incremental value of $632 million for AGL Resources)” immediately after “a midpoint discount rate of 5.6%” in the tenth line of the first paragraph on page 87.
The second sentence, and the bulleted list that follows, in the first paragraph in the section “Opinion of Nicor’s Financial Advisor—Financial Analyses—AGL Resources—Selected Companies Analysis” on page 87 of the joint proxy statement/prospectus, is deleted. The following disclosure supplements this same section by adding the words “As set forth in the following table,” at the beginning of the first full paragraph on page 88 and adding the following table after that paragraph:

Selected Company	P/2011E EPS	FV/2011E EBITDA
Atmos Energy Corporation	13.3x	6.7x
Piedmont Natural Gas	18.7x	8.2x
Nicor	14.9x	6.5x
Southwest Gas Corporation	15.9x	6.3x
WGL Holdings, Inc.	16.5x	7.8x
New Jersey Resources	16.2x	11.4x

Selected Company	P/2011E EPS	FV/2011E EBITDA
South Jersey Industries, Inc.	17.2x	11.2x
Northwest Natural Gas Company	17.4x	8.9x
The Laclede Group	14.0x	8.1x
The following supplements the disclosure in the section “Opinion of Nicor’s Financial Advisor—Financial Analyses—AGL Resources—Discounted Cash Flow Analysis” by inserting the following after the words “... AGL Resources’ estimate of excess cash and total debt as of December 31, 2010” in the first partial paragraph on page 89 of the joint proxy statement/prospectus.
     , which totaled $2,706 million in net debt.
The disclosure under the caption “Forward Looking Financial Information — Nicor Forward-Looking Financial Information” beginning on page 92 of the joint proxy statement/prospectus is amended and supplemented by deleting the third paragraph and related table and replacing it with the following:
The following table is a portion of the forward-looking financial information Nicor provided to J.P. Morgan, for purposes of its financial analysis, for years 2010 through 2015:

	Year Ended December 31
	2010E	2011E	2012E	2013E	2014E	2015E
	(in millions except per share amounts)
Revenue	N/A	$2,716	$2,877	$3,017	$3,098	$3,180
Net Income	$139	$111	$116	$122	$141	$142
Earnings Per Share	$3.04	$2.42	$2.52	$2.65	$3.06	$3.08
EBITDA	$449	$415	$439	$457	$489	$495
Depreciation & Amortization	N/A	$210	$221	$229	$236	$242
EBIT	$246	$205	$218	$228	$253	$253
Taxes	N/A	$73	$76	$77	$83	$83
Capital Expenditures	$267	$350	$213	$248	$242	$247
Changes in Working Capital	N/A	$40	$12	$(5)	$(9)	$(6)
Unlevered Free Cash Flow	N/A	$(12)	$124	$100	$155	$159
Forward Looking Statements
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”).
These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as expected revenue and growth potential, our ability to be one of the lowest-cost, most diversified natural gas companies, and receipt of the necessary approvals for the transaction. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this document that contain forward-looking statements are qualified by these cautionary statements. Although Nicor believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources and Nicor stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in each of AGL Resources’ and Nicor’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed merger will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in each of AGL Resources’ and Nicor’s Annual Report on Form 10-K for the fiscal year December 31, 2010. AGL Resources and Nicor caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to AGL Resources and Nicor, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to AGL Resources and Nicor or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this presentation. Neither AGL Resources nor Nicor undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-172084), as amended, which is publicly available, that includes a definitive joint proxy statement of AGL Resources and Nicor that also constitutes a definitive prospectus of AGL Resources. AGL Resources and Nicor have mailed the definitive joint proxy statement/prospectus to their respective stockholders. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the definitive joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by AGL Resources on March 14, 2011, and information regarding Nicor directors and executive officers is available in the definitive joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on April 19, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date May 26, 2011	/s/ PAUL C. GRACEY, JR. Paul C. Gracey, Jr.
Senior Vice President, General
Counsel and Secretary